UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008

GENVEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (240) 632 0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

American Society of Gene Therapy Presentation

On May 29, 2008, Mark Thornton, M.D., Ph.D., Senior Vice President of Product Development of GenVec, Inc. (“GenVec”), delivered a presentation to the American Society of Gene Therapy regarding TNFerade™ clinical development, including an update on long-term survival data from its Phase II clinical trial using TNFerade in patients with esophageal cancer. A copy of the press release regarding Dr. Thorton’s presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in this report by reference. A copy of Dr. Thornton’s presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated in this report by reference.

American Society for Clinical Oncology (ASCO)

On May 31, 2008, GenVec issued a press release announcing a poster session at the annual meeting of the American Society for Clinical Oncology (ASCO) by study investigator Everett Vokes, M.D., University of Chicago. The poster presentation by Dr. Vokes, entitled “A phase I dose escalation study of Ad GV.EGR.TNF.11D (TNFerade) with concurrent chemoradiotherapy in patients with recurrent head and neck cancer (HNC),” reported study results. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated in this report by reference.

Statements contained in the exhibits to this Current Report, including those relating to future performance, development, results or events and other matters, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. GenVec cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by GenVec to secure and maintain relationships with collaborators; risks relating to certain of our product candidates being in early stages of development; uncertainties relating to clinical trials; risks relating to the commercialization, if any, of GenVec’s proposed product candidates; dependence on the efforts of third parties; dependence on intellectual property; and risks that we may lack the financial resources and access to capital to fund our operations. Further information on the factors and risks that could affect GenVec’s future results are contained in GenVec’s filings with the U.S. Securities and Exchange Commission (SEC), which are available at www.sec.gov, including in the risk factors section of GenVec’s Annual Report on Form 10-K. These forward-looking statements speak only as of the date of the exhibits to this Current Report in which they appear, and GenVec assumes no duty to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	GenVec, Inc. press release dated May 29, 2008.

99.2	GenVec, Inc. presentation dated May 29, 2008.

99.3	GenVec, Inc. press release dated May 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: June 2, 2008	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

99.1	GenVec, Inc. press release dated May 29, 2008.

99.2	GenVec, Inc. presentation dated May 29, 2008.

99.3	GenVec, Inc. press release dated May 31, 2008.